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                                                                      Exhibit 23
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB, into the Company's previously filed Registration Statements File No. 333-19425 and File No. 333-60301.


Arthur Andersen LLP
Boston, Massachusetts
December 27, 1999

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